Exhibit 10.6

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of July 19, 2006, among WYETH, a Delaware corporation (the “Company”), various lenders from time to time party to the Credit Agreement referred to below (the “Lenders”), and JPMORGAN CHASE BANK, N.A. (f/k/a JPMORGAN CHASE BANK), as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Company, the Lenders, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Co-Lead Arrangers and Joint Book Managers, Citibank North America, Inc., as Syndication Agent, The Bank of Nova Scotia, Commerzbank AG, New York and Grand Cayman Branches, and UBS AG, Cayman Islands Branch, as Co-Documentation Agents, and the Administrative Agent are parties to a Credit Agreement, dated as of February 11, 2004 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Second Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.	Amendments to Credit Agreement.

1. The definition of “Applicable Margin” appearing in subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the text “0.100%” appearing in the proviso within such definition and inserting the text “0.050%” in lieu thereof, (ii) deleting the table appearing in said definition and inserting the following table in lieu thereof:

“Rating Period	Eurodollar Rate Margin
Category A Period	0.125%
Category B Period	0.140%
Category C Period	0.180%
Category D Period	0.270%
Category E Period	0.350%
Category F Period	0.425%”

and (iii) adding the following new sentence at the end of said definition:

“It is understood and agreed that the Applicable Margin (as defined in this Agreement prior to the Second Amendment Effective Date) shall apply for periods prior to the Second Amendment Effective Date and the Applicable Margin (as defined in this Agreement on the Second Amendment Effective Date) shall apply for periods on and after the Second Amendment Effective Date.”.

2. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition of “Facility Fee Percentage” appearing in said subsection in its entirety and inserting the following new definitions in appropriate alphabetical order:

“Facility Fee Percentage”: a percentage equal to at any time (i) during a Category A Period, 0.050%, (ii) during a Category B Period, 0.060%, (iii) during a Category C Period, 0.070%, (iv) during a Category D Period, 0.080%, (v) during a Category E Period, 0.100% and (vi) during a Category F Period, 0.125%. It is understood and agreed that the Facility Fee Percentage (as defined in this Agreement prior to the Second Amendment Effective Date) shall apply for periods prior to the Second Amendment Effective Date and the Facility Fee Percentage (as defined in this Agreement on the Second Amendment Effective Date) shall apply for periods on and after the Second Amendment Effective Date.

“Second Amendment Effective Date”: as defined in the Second Amendment to Credit Agreement, dated as of July 19, 2006.

II.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Second Amendment, the Company hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Amendment Effective Date (as defined below), both before and after giving effect to this Second Amendment and (ii) all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects on the Second Amendment Effective Date, both before and after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement.

3. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

4. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when the Company and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number 212-354-8113). The Administrative Agent will provide notice of the Second Amendment Effective Date to the Lenders promptly upon the occurrence thereof.

6. From and after the Second Amendment Effective Date, all references in the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*            *            *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

WYETH

By:	/s/ Kenneth J. Martin
Title: Chief Financial Officer and Vice Chairman

JPMORGAN CHASE BANK, N.A., Individually and as Administrative Agent

By:	/s/ Thomas T. Hou
Title: Vice President

CITIBANK NORTH AMERICA, INC.,
Individually and as Syndication Agent

By:	/s/ William E. Clark
Title: Vice President and Managing Director

THE BANK OF NOVA SCOTIA,
Individually and as Co-Documentation Agent

By:	/s/ Dana Maloney
Title: Managing Director

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, Individually and as Co-Documentation Agent

By:	/s/ Robert S. Taylor, Jr.
Title: Senior Vice President

By:	/s/ Barbara Peters
Title: Assistant Treasurer

UBS AG, CAYMAN ISLANDS BRANCH, Individually and as Co-Documentation Agent

By:	/s/ Richard L. Tavrow
Title: Director

By:	/s/ Irja R. Otsa
Title: Associate Director

ABN AMRO BANK N.V.

By:	/s/ Alex Blodi
Title: Managing Director

By:	/s/ Nick Zorin
Title: Associate

SANPAOLO IMI S.P.A.,

By:	/s/ Renato Carducci
Title: General Manager

By:	/s/ Luca Sacchi
Title: Vice President

U.S. BANK N.A.,

By:	/s/ Michael P. Dickman
Title: Vice President

WACHOVIA BANK, N.A.

By:	/s/ Jeanette A. Griffin
Title: Director

THE NORTHERN TRUST COMPANY

By:	/s/ John Konstantos
Title: Vice President

BANCA NAZIONALE DEL LAVORO, SpA, NEW YORK BRANCH

By:	/s/ Donna La Spina
Title: Relationship Manager

By:	/s/ Francesco Di Mario
Title: Senior Manager

THE BANK OF NEW YORK

By:	/s/ John M. Lokay, Jr.
Title: Vice President

MELLON BANK, N.A.

By:	/s/ William M. Feathers
Title: Vice President

BANCO POPULAR DE PUERTO RICO, NEW YORK BRANCH

By:	/s/ Hector J. Gonzalez
Title: Vice President